UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM 8-K


CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) March 31, 2005



Commission file number 0-16023


UNIVERSITY BANCORP, INC.
(Exact name of registrant as specified in its charter)


         Delaware                                         38-2929531
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(State or other jurisdiction of                 (I.R.S. Employer incorporation)
         Identification No.

959 Maiden Lane, Ann Arbor, Michigan                          48105
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (734) 741-5858
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Item 4.01       Change in Registrant's Certifying Accountants

(a) Effective May 12, 2005, University Bancorp, Inc. (the "Registrant") dismissed Grant Thornton LLP ("Grant Thornton") as its independent registered public accounting firm. The dismissal of Grant Thornton was approved by the Registrant's Audit Committee on May 12, 2005. Concurrently, with the Audit Committee's decision, Grant Thornton informed the Company that it intended to decline to stand for re-election as auditors.

The audit reports of Grant Thornton LLP on the consolidated financial statements of the Registrant as of December 31, 2004 and for each of the three years then ended, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two most recent calendar years ended December 31, 2004 and 2003, and from December 31, 2004 through the effective date of Grant Thornton's dismissal (the "Relevant Period"), there have been no disagreements between the Registrant and Grant Thornton on any matters of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused Grant Thornton to make reference to the subject matter of such disagreements in connection with its reports. Also, during the Relevant Period, there were no reportable events as described in Item 304(a)(1)(v) ("Reportable Events") of Regulation S-K issued by the Securities and Exchange Commission (the "Commission").

The Registrant has requested that Grant Thornton provide such letter as promptly as possible so that the Registrant can file the letter on an amendment to this Form 8-K within 10 business days after the date of filing this Form 8-K.
Within two business days of its receipt of such letter from Grant Thornton, the Registrant intends to amend this Form 8-K by filing such letter as an exhibit to this Form 8-K.

(b) Effective May 12, 2005, the Registrant engaged UHY LLP as its independent registered public accounting firm to audit the Registrant's financial statements for its current fiscal year, subject to satisfactory completion by UHY LLP of its standard client acceptance procedures. The engagement of UHY LLP was approved by the Registrant's Audit Committee on May 12, 2005.

During the Relevant Period, neither the Registrant nor (to the Registrant's knowledge) anyone acting on behalf of the Registrant consulted with UHY LLP regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed), (ii) the type of audit opinion that might be rendered on the Registrant's financial statements, or (iii) any Reportable Event.










                           Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


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Date:  May 16, 2005            University Bancorp, Inc.
                               /s/ Stephen Lange Ranzini
                               --------------------------------
                               Stephen Lange Ranzini